                          SCHEDULE 14A INFORMATION:



PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


      Filed by the Registrant                    [X]

      Filed by a Party other than the Registrant [ ]

CHECK THE APPROPRIATE BOX:

[ ]  Preliminary Proxy Statement


[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


[X]  Definitive Proxy Statement


[ ]  Definitive Additional Materials


[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

    (Name of Registrant as Specified In Its Charter):    FGIC PUBLIC TRUST

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant):


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[ ] $125 Per Exchange Act Rules 0-11(c )(1)(ii), 14a-6(I)(1), or 14a-6(I)(2).

[ ] $500 Per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(I)(3).

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:


    (2)  Aggregate number of securities to which
         transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total Fee Paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:




                               FGIC PUBLIC TRUST

                          370 17th Street, Suite 2700
                               Denver, CO  80202

     March 3, 1997

Dear Shareholders:

    A Special Meeting of FGIC Public Trust (the "Trust"), will be held on Friday, March 21, 1997, at 3:00 p.m. Eastern Time at the offices of ALPS Mutual Funds Services, Inc. at 370 17th Street, Suite 2700, Denver, Colorado 80202. Shareholders of the U.S. Government Money Market Fund and the U.S. Treasury Money Market Fund (each, a "Fund" or collectively, the "Funds"), each a series of the Trust, are cordially invited to attend. The matters to be acted upon are described in the attached Notice and Proxy Statement.

    Although we would like very much to have each shareholder attend the Special Meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign and return the enclosed proxy card or cards promptly. A postage-paid envelope is enclosed for this purpose.

    If you return your proxy promptly you can help the Trust avoid the expense of follow-up mailings to achieve a quorum. If your shares in the Trust are held in street name, your bank or broker can vote your shares, but may do so only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today. If you decide between now and the meeting that you can attend the meeting in person, you can revoke your proxy at that time and vote your shares at the meeting.

    As the date of the meeting approaches, if we have not received your vote, you may receive a call from ALPS Mutual Funds Services, Inc., the Distributor and Administrator for the Funds which will assist shareholders in the voting process.

    We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.


                                        Sincerely,

                                        President
                                        FGIC Public Trust


THE TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

                               FGIC PUBLIC TRUST

                          370 17th Street, Suite 2700
                                Denver, CO  80202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 March 3, 1997

    Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of the U.S. Government Money Market Fund and the U.S. Treasury Money Market Fund (each, a "Fund" or collectively, the "Funds"), each a series of FGIC Public Trust (the "Trust"), will be held at the offices of ALPS Mutual Funds Services, Inc. at 370 17th Street, Suite 2700, Denver, Colorado 80202, on Friday, March 21, 1997 at 3:00 p.m., Eastern time, for the following purposes:

          1. To elect four (4) Trustees to the Board of Trustees as set forth in Part I of the attached Proxy Statement.
          2. To approve new proposed advisory agreements between the Trust, on behalf of each Fund, with GE Investment Management Incorporated as set forth in Part II of the attached Proxy Statement.
          3.   To change the name of the Trust to Institutional Investors Trust as set forth in Part III of the attached Proxy Statement.
          4.   To ratify or reject the selection of Deloitte and Touche LLP as independent accountants for the Trust and each Fund for the current fiscal year as described in Part IV of the attached Proxy Statement.
          5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

               Only shareholders of record of the Funds at the close of business on February 20, 1997 (the "Record Date") are entitled to receive notice of and to vote at the Meeting and at any adjournments thereof on matters relating to the Funds.

    At the Meeting on Friday, March 21, 1997, the matters specified in Parts
I, II, III and IV of the attached Proxy Statement, relating to the election of Trustees, the approval of the new proposed advisory arrangements, the change in the Trust's name and the ratification of the selection of independent accountants will be voted upon. Only shareholders of the Funds are being solicited for their proxies.

March 3, 1997                      By Order of the Trustees,

                                   Secretary
                                   FGIC Public Trust


YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. A

PROXY CARD IS ENCLOSED. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER
SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

THE TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

     INSTRUCTIONS FOR EXECUTING PROXY CARD:

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS. Sign your name exactly as it appears on the proxy card.

     2. JOINT ACCOUNTS. Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

     3. ALL OTHER ACCOUNTS. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:


     Registration                        Valid Signature
     ------------                        ---------------

CORPORATE ACCOUNTS
(1)  ABC Corp.                           (1)  ABC Corp.
                                              John Doe, Treasurer
(2)  ABC Corp.                           (2)  John Doe
     c/o John Doe, Treasurer

(3)  ABC Corp. Profit Sharing Plan       (3)  John Doe, Trustee

TRUST ACCOUNTS
(1)  ABC Trust                           (1)  Jane B. Doe, Trustee

(2)  Jane B. Doe, Trustee                (2)  Jane B. Doe
     u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                (1)  John B. Smith
     f/b/o John B. Smith, Jr. UGMA

(2)  John B. Smith, Jr.                  (2)  John B. Smith, Executor

                             FGIC PUBLIC TRUST

                        370 17th Street, Suite 2700
                             Denver, CO  80202

                              PROXY STATEMENT


    This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of FGIC Public Trust (the "Trust") on behalf of its publicly offered series portfolios, the U.S. Government Money Market Fund (the "Government Fund") and the U.S. Treasury Money Market Fund (the "Treasury Fund"), (each, a "Fund" or collectively, the "Funds") to be used at the Special Meeting of shareholders of the Funds and at any adjournments thereof (the "Meeting").

    The Meeting is scheduled to be held on Friday, March 21, 1997 at 3:00 p.m. Eastern time at the offices of ALPS Mutual Funds Services, Inc. at 370 17th Street, Suite 2700, Denver, Colorado 80202. This Proxy Statement and the accompanying form of proxy are being first mailed to shareholders of the Funds on or about March 3, 1997.

COPIES OF THE FUNDS' MOST RECENT ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON REQUEST MADE TO THE TRUST, 370 17TH STREET, SUITE 2700, DENVER, CO 80202,
(800) 298-FGIC(3442).

    At the Meeting on Friday, March 21, 1997, the matters specified in Parts I, II, III and IV of the attached Proxy Statement, relating to the election of new Trustees, the new proposed investment advisory arrangements, the proposed change of name for the Trust and the ratification or rejection of independent accountants will be voted upon. Only shareholders of the Funds are being solicited for their proxies.

    Only shareholders of record at the close of business on February 20, 1997 (the "Record Date") will entitled to vote at the Meeting. On that date, there were 120,568,769 and 186,700,836 shares of beneficial interest ("Share" or "Shares"), respectively, in the Government Fund and the Treasury Fund outstanding and entitled to be voted at the Meeting. Each Share or fraction thereof is entitled to one vote or a fraction thereof.

    For additional information with respect to the Meeting, the number of shares needed for a quorum and the number of votes necessary to approve the proposals described herein, please see Part VI of this Proxy Statement.

                                 INTRODUCTION

FGIC Advisors, Inc., 115 Broadway, New York, New York, the Funds' current investment advisor ("FGIC" or the "Adviser"), a wholly-owned subsidiary of General Electric Capital Corporation, and GE Investment Management Incorporated, 3003 Summer Street, Stamford, CT ("GEIM"), a wholly-owned subsidiary of General Electric Company ("GE"), have elected to consolidate their investment management activities in the cash management industry through GEIM's assumption of the investment advisory role for the Funds. At the Meeting, shareholders will be asked to take several actions in conjunction with this consolidation. With respect to Proposal I, the Election of Trustees, all current members of the Board of Trustees with the exception of Mr. Robert Alexander have tendered their resignations, effective on the election of successor Trustees at the Meeting, and three new candidates are being proposed for election by shareholders. Information concerning each nominee for election as Trustee appears below.

Shareholders are also being asked to consider a new investment advisory arrangement between the Trust and GEIM with respect to each Fund, including the approval of new advisory agreements (each, a "New Advisory Contract" and collectively, "New Advisory Contracts"). The New Advisory Contracts are being submitted to shareholders of the Funds for the first time. Information concerning the New Advisory Contracts appears below under Proposal II.

Proposal III concerns a change of name from FGIC Public Trust to Institutional Investors Trust. If shareholders approve the New Advisory Contracts and the current investment advisory arrangement with FGIC is terminated, FGIC will no longer be associated with the Trust and its operations. The proposal to change the name of the Trust will reflect this disassociation.


                        I.  ELECTION OF TRUSTEES

The first proposal to be considered at the Special Meeting is the election of four (4) of the five (5) Trustees of the Trust. The Board of Trustees of the Trust will have one (1) vacancy. Mr. Alexander is currently a Trustee of the Trust and has served in that capacity continuously since originally elected. He is the only current Trustee who will stand for election by shareholders at the Meeting. Messrs. Crowder and Moran, and Ms. Anstine have not previously served as Trustees of the Trust and are nominated as successors to Ms. Ann C. Stern, Ms. Beverly S. Bunch, and Messrs. William J. Cochran and Maynard H. Jackson. The nominees for Trustee were approved by the Board of Trustees at meetings held on January 20, and February 21, 1997. None of the nominees is related to one another.

The persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the four nominees listed below as Trustees of the Trust:

  W. Robert Alexander
  Mary K. Anstine
  Edwin B. Crowder
  John R. Moran, Jr.

to serve for indefinite terms until the earlier of (i) the election and qualification of their successors, (ii) until any nominee resigns, or (iii) until his or her term as Trustee is terminated in accordance with the Trust's Declaration of Trust. In case a vacancy exists for any reason, the remaining Trustees may fill such vacancy by appointing another Trustee. If, at anytime, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders meeting for the purpose of electing a Board of Trustees. Normally, there will be no meetings of shareholders for the purpose electing Trustees except as required by the Investment Company Act of 1940 (the "1940 Act"). If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Trustees to replace such nominee.

In the tables that follow, those individuals indicated by an asterisk (*) are "interested persons" of the Trust by virtue of, among other things, their affiliation with the Trust, or the Trust's current or proposed new investment adviser, or principal underwriter. In the election of Trustees, if the nominees receive a majority of the votes cast at the Meeting, providing a quorum is present, they shall be elected.

The following table contains relevant information concerning the nominees for
Trustee:

NAME (AGE)+                   PRINCIPAL OCCUPATION**
-----------                   -----------------------


W. Robert Alexander (68)*     Mr. Alexander , a member of the Board
                              of Trustees since December 1993, is the Chief
                              Executive Officer of ALPS Mutual Funds Services,
                              Inc. which provides administration and
                              distribution services for proprietary mutual fund complexes. Prior to co-founding ALPS, Mr.
                              Alexander was Vice Chairman of First Interstate
                              Bank of Denver, responsible for Trust, Private
                              Banking, Retail Banking, Cash Management Services and Marketing. Mr. Alexander is currently a member of the Board of Trustees of the Colorado
                              Trust, Colorado's largest foundation as well as a

                              Trustee of the Hunter and Hughes Trusts. Because of his affiliation with ALPS, Mr. Alexander is considered an "interested" Trustee of FGIC Public Trust.


Mary K. Anstine (56)          President/Chief Executive Officer, HealthONE,
                              Denver, CO; Former Executive Vice President, First
                              Interstate Bank of Denver. Ms. Anstine is currently a Director of the Trust Bank of Colorado, Trustee of the Denver Area Council of the Boy Scouts of America, a Director of the Junior Achievement Board and the Colorado Uplift
                              Board, and a member of the Advisory Boards for the Girl Scouts Mile Hi Council and the Hospice of
                              Metro Denver. Formerly, Ms. Anstine served as a
                              Director of ALPS from October 1995 to December
                              1996; Director of HealthONE; a member of the American Bankers Association Trust Executive
                              Committee; and Director of the Center for Dispute
                              Resolution.

Edwin B. Crowder (65)         Mr. Crowder currently operates a marketing concern
                              with operations in the U.S. and Latin America. He has previously engaged in business pursuits in the restaurant, oil and gas drilling, and real estate development industries. Mr. Crowder is a former
                              Director of Athletics and head football coach at the University of Colorado.

John R. Moran, Jr. (66)       Mr. Moran is President of The Colorado Trust, a
                              private foundation serving the health and hospital community in the State of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives.
                              Currently, Mr. Moran is a member of the Board of Directors and Treasurer of Grantmakers in Health;
                              a Director of the Conference of Southwest
                              Foundations; a member of the Treasurer's Office
                              Investment Advisory Committee for the University of Colorado; a Trustee of the Robert J. Kutak
                              Foundation; Director of the Colorado Wildlife
                              Heritage Foundation; and a member of the Alumni
                              Council of the University of Denver College of Law.

------------------------
+ Based on statements furnished to the Trust by the nominees, no nominee beneficially owns any shares of the Funds.
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.


The non-interested nominees, if elected, will receive from the Trust a fee in the amount of $1,000 for attending each meeting of the Trustees and $500 for attending each committee meeting and are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

The following table contains relevant information concerning the Executive Officers of the Trust.


NAME                     PRINCIPAL OCCUPATION**             SINCE
----                     ----------------------             -----
William Paston,                                             February 1994


                                     10


Vice President and
Treasurer (40)                Product Development Manager of ALPS Mutual Funds
                              Services. Prior to joining ALPS, Mr. Paston was an
                              associate with Lipper Analytical Services,
                              coordinating that firm's marketing effort in the
                              banking industry.

Steven R. Howard,                                                                 February 1994
Secretary (43)                Partner, Baker & McKenzie since April 1991;
                              Secretary, HSBC Funds Trust and HSBC Mutual Funds
                              Trust since 1987.

-----------------------
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

The Fund's Board, which is currently composed of two interested and three non-interested Trustees, met four times during the twelve months ended April 30, 1996. It is expected that the Trustees will meet at least four times a year at regularly scheduled meetings. Each Trustee except Mr. Jackson attended at least 75% of the aggregate number of Board meetings and meetings of committees on which he or she served during the twelve months ended April 30, 1996. Mr. Jackson attended 25% of such meetings. The Fund's Audit Committee is composed entirely of Trustees who are not interested persons of the Funds or of FGIC Advisors, Inc. or ALPS Mutual Funds Services, Inc. or their affiliates and normally meets once a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Cochran, Jackson and Ms. Bunch are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the Funds (see Proposal IV), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended April 30, 1996, the Committee held one meeting. The Board of Trustees does not have a nominating committee, compensation committee or any committee of the Board of Trustees performing similar functions. As a group, the non-interested Trustees, in aggregate, received fees and expenses of $19,500 from the Trust in their capacity as Trustees for the fiscal year ended April 30, 1996.

The following table sets forth information describing the compensation of each current Trustee of the Trust for his or her services as a Trustee for the fiscal year ending April 30, 1996:

                              COMPENSATION TABLE

Name of Trustee        Aggregate      Pension or     Estimated      Total
                       Compensation   Retirement     Annual         Compensation
                       From the       Benefits       Benefits       From the Trust
                       Trust          Accrued As     Upon           And Fund
                                      Part of Fund   Retirement     Complex Paid to
                                      Expenses                      Trustees
Beverly S. Bunch,
Trustee                $7,000         $0             $0             $7,000

William J. Cochran,
Trustee                $7,000         $0             $0             $7,000

Maynard H. Jackson
Trustee                $5,500         $0             $0             $5,500

Interested Trustees and Executive Officers of the Trust receive no compensation from the Trust or the Funds.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.


           II. APPROVAL OR DISAPPROVAL OF THE NEW ADVISORY CONTRACTS WITH GE INVESTMENT MANAGEMENT INCORPORATED

BACKGROUND

Each of the Funds is currently advised by FGIC Advisors, Inc. pursuant to advisory agreements dated March 15, 1994 between the Trust and FGIC on behalf of each Fund (each, an "Advisory Contract" or collectively, "Advisory Contracts"). The continuance of the Advisory Contracts were last approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act), at a meeting held April 26, 1996.

On January 20, 1997, by vote of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act), by vote cast in person at a meeting called for the purpose of voting on the approval, the Trustees approved the New Advisory Contracts. If the New Advisory Contracts are approved by shareholders of each Fund at the Meeting, each existing Advisory Contract with FGIC will terminate. If the New Advisory Contract for a Fund is not approved by the shareholders of such Fund, the Trustees would attempt to make other investment advisory arrangements which, in their judgment, would be in the best interest of such Fund and its shareholders until such time as an investment advisory agreement is approved by shareholders, or the Trustees may consider liquidating the Fund.

DESCRIPTION OF CURRENT ADVISORY CONTRACTS

Each existing Advisory Contract provides that FGIC will manage the portfolio of each Fund and will furnish to each Fund investment guidance and policy direction in connection therewith. FGIC provides to each Fund, among other things, information relating to money market portfolio composition, credit conditions and average maturity of the portfolio of each Fund. FGIC also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of each Fund.

FGIC also provides administrative assistance in connection with the operation of each Fund under the Advisory Contracts. Administrative services provided by FGIC include, among other things, (i) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Trust's officers and Trustees, (ii) providing to the Trust and the Funds information relating to the composition, credit conditions and average maturity of the Funds' portfolios, (iii) furnishing periodic reports on the investment performance of the Funds to the Trustees, and (iv) monitoring the Trust's and the Funds' compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Funds under the Securities Act of 1933, as amended.

Under the Advisory Contracts, as compensation for its services, FGIC is entitled to a monthly advisory fee at the annual rate of 0.35% and 0.15% of the average daily net assets for the Treasury Fund and the Government Fund, respectively. FGIC has to date voluntarily waived a portion of the advisory fee otherwise payable and/or reimburses Trust expenses to the extent necessary to maintain a total expense ratio of not more than 0.30% of average net assets with respect to the Treasury Fund and 0.20% of average net assets with respect to the Government Fund. FGIC reserves the right to terminate the fee waiver at any time. The Adviser earned $742,238 and $264,224 in advisory fees for the Treasury Fund (all of which was voluntarily waived) for the fiscal year ended April 30, 1996 and for the period May 25, 1994 (commencement of operations) to April 30, 1995, respectively. FGIC earned $136,073 and $215,432 in advisory fees from the Government Fund, (of which $85,725 and $109,039 was voluntarily waived) for the fiscal year ended April 30, 1996 and for the period June 7, 1994 (commencement of operations) to April 30, 1995, respectively.

Except for the expenses paid by FGIC under the Advisory Contracts, each Fund bears all costs of its operations. Expenses attributable to the Funds are charged against the assets of each Fund, respectively.

COMPARISON OF THE NEW ADVISORY CONTRACTS AND THE EXISTING ADVISORY CONTRACTS

ADVISORY SERVICES

The management, advisory and administrative services provided by GEIM to each Fund under the New Advisory Contracts are substantially similar in all material respects to the existing Advisory Contracts. Copies of the New Advisory Contract for the Treasury Fund and the Government Fund are attached to this Proxy Statement as Exhibits A and B, respectively. As is the case under the existing Advisory Contracts with FGIC, the New Advisory Contracts with GEIM provide that GEIM will provide administrative assistance in connection with the operation of each Fund on the same terms as FGIC currently provides. Please see the discussion of administrative services in "Description of Current Advisory Contracts" above for more information.

ADVISORY FEES AND EXPENSES

The New Advisory Contracts provide for advisory fees to GEIM for its services at the annual rates of 0.15% and 0.08% of average daily net assets for the Treasury Fund and the Government Fund, respectively. By comparison, the advisory fee rates under FGIC's Advisory Contracts with the Trust are 0.35% and 0.15% of average daily net assets for the Treasury Fund and the Government Fund, respectively. In addition, the New Advisory Contracts provide that GEIM will waive its fees in accordance with the following table:


TREASURY FUND:

PORTION OF AVERAGE DAILY           ADVISORY FEE RATE
NET ASSETS OF THE FUND

Not exceeding $500 million              0.05%
In excess of $500 million but
  not exceeding $1 billion              0.075%
In excess of $1 billion but
  not exceeding $1.5 billion            0.10%
In excess of $1.5 billion               0.15%

GOVERNMENT FUND:

PORTION OF AVERAGE DAILY            ADVISORY FEE RATE
NET ASSETS OF THE FUND

Not exceeding $500 million              0.04%
In excess of $500 million but
  not exceeding $1 billion              0.06%
In excess of $1 billion                 0.08%

Although FGIC's contractual advisory fee rates under the Advisory Contracts are higher than the advisory fee rates agreed to in the New Advisory Contracts, FGIC, as stated above, has voluntarily waived a portion of its advisory fees and reimbursed Trust expenses to maintain total expense ratios of 0.30% and 0.20% of average net assets for the Treasury Fund and the Government Fund, respectively. By comparison, GEIM will receive advisory fees in accordance with the table set forth above, but will not reimburse Trust expenses as FGIC has done heretofore. The Trust currently expects that if the New Advisory Contract for the Government Fund is approved by shareholders, the fee waiver and/or reimbursement policy to maintain a total expense ratio of not more than 0.20% with respect to the Government Fund will continue. The Government Fund's total expense ratio will be maintained through reimbursements by the Fund's distributor, ALPS Mutual Funds Services, Inc. rather than GEIM.


With respect to the Treasury Fund, the Trust will consider whether to maintain the current total expense ratio at 0.30% of average net assets or whether such ratio should be increased. It is not currently anticipated that this ratio would increase by more than 0.05% to a total expense ratio of not more than 0.35% of average net assets for the Treasury Fund. Any reimbursements of Fund expenses to maintain the ratio for the Treasury Fund will be borne by ALPS. Shareholders should note that the aforementioned waivers and reimbursements for each Fund could be discontinued at any time and without further notice.

LIMITATIONS OF LIABILITY

Each Advisory Contract and New Advisory Contract provides that the adviser shall not be liable to the Trust and the Funds for any error in judgment or mistake of law except willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations duties.

TERM AND TERMINATION

The New Advisory Contracts will continue in effect with respect to each Fund from year to year provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of a Fund or by the Trust's Trustees; and (ii) by a majority of the Trustees who are not parties to such contracts or "interested persons" (as defined under the 1940 Act) of any such party. A New Advisory Contract may be terminated with respect to a Fund at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees. The New Advisory Contracts shall terminate automatically in the event of their assignment (as defined in the 1940 Act).

CONSIDERATION OF NEW ADVISORY CONTRACTS BY TRUSTEES

In considering each New Advisory Contract, the Trustees requested and reviewed various materials, including materials furnished by GEIM. These materials included information regarding GEIM (and its affiliated companies) and its personnel, operations, financial condition and investment philosophy. GEIM also provided information regarding performance records and comparative ranking data for the GE Money Market Fund, a money market mutual fund managed by GEIM, a profitability analysis, and total assets under management. Based on the representations of Trust management and the materials presented at the meeting, the Trustees also considered that the terms of the New Advisory Contracts were substantially similar to the Advisory Contracts with FGIC.

In connection with the approval of each New Advisory Contract, the Trustees considered that each Fund's total operating expenses prior to effective fee waivers and/or reimbursements were expected to be the same, that the Funds' investment objectives and policies were expected to remain the same and that GEIM was expected to provide the same level, quality and types of investment advisory and administrative services as FGIC provided to the Funds under the Advisory Contracts. The Trustees also considered each New Advisory Contract in light of comparative fee data for funds of similar size and investment style, as well as the current and anticipated voluntary fee waivers and/or reimbursements in effect for each Fund. See discussion of such fee waivers and reimbursements under "Comparison of the New Advisory Contracts and the Existing Advisory Contracts - Advisory Fees and Expenses" above.

The Trustees also took into account the financial strength of GEIM, management, personnel and operations of GEIM, and the commitment of GEIM to the financial services industry. The Trustees based their determinations in this regard on discussions with representatives of GEIM at a meeting of the Board of Trustees held on January 20, 1997, and a review of materials forwarded by GEIM prior to the meeting and presented by representatives of GEIM at the meeting. These materials included various documents outlining the current operations of GEIM and the mutual funds and institutional accounts it advises and other information which counsel for the Trust requested be provided to the Trustees, including the disinterested Trustees.

The Trustees, in determining to recommend the approval of the New Advisory Contracts, considered the advantages to each Fund of being associated with GEIM. These factors included the investment performance of the money market funds currently advised by GEIM, the quality and experience of GEIM's investment personnel, the financial stability and size of GEIM and the impact upon the Funds' marketing and distribution plans of retaining GEIM as investment adviser to the Funds.

INFORMATION ABOUT THE PROPOSED NEW INVESTMENT ADVISER

GEIM, located at 3003 Summer Street, P.O. Box 7900 Stamford, Connecticut 06904, was formed under the laws of Delaware in 1988. It is a wholly-owned subsidiary of General Electric Company ("GE") and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. GEIM and General Electric Investment Corporation ("GEIC"), a sister company of GEIM wholly-owned by GE, collectively provide investment management services to various institutional accounts with total assets, as of December 31, 1996, in excess of $57 billion, including $910 million in money market funds.

GEIM is the investment adviser and administrator of the GE Funds, an open-end management investment company currently comprised of eleven series of funds with different investment objectives. It has served as the investment adviser of the investment portfolios of Variable Investment Trust, which are offered only to insurance company separate accounts that fund certain variable annuity contracts, since their inception in 1994, and other institutional accounts, including PaineWebber Global Equity Fund, a series of Paine Webber Investment Trust, since its inception in 1991, the Global Growth Portfolio of PaineWebber Series Trust and Global Small Cap Fund Inc. since March, 1995. GEIM's principal officers and directors serve in similar capacities with respect to GEIC which currently acts as the investment adviser of Elfun
Global Fund, Elfun Trusts, Elfun Income Fund, Elfun Money Market Fund, Elfun Tax-Exempt Income Fund and Elfun Diversified Fund (collectively, the "Elfun Funds"). The first Elfun Fund, Elfun Trusts, was established in 1935. Investment in the Elfun Funds is generally limited to regular and senior members of the Elfun Society, whose regular members are selected from active employees of GE and/or its majority-owned subsidiaries, and whose senior Society members are former members who have retired from those companies. In addition, under the General Electric Savings and Security Program, GEIC serves as investment adviser to the GE S&S Program Mutual Fund and GE S&S
Long Term Interest Fund. GEIC also serves as the investment adviser to the General Electric Pension Trust. Through GEIM and GEIC and their predecessors, GE has over 60 years of investment management experience. If Proposal II is approved, the new portfolio manager for the Funds will be Mr. Bob MacDougall. Mr. MacDougall, currently the portfolio manager of GEIM's and GEIC's money market funds, has over 13 years of experience in the cash management industry.

As a Fund's investment adviser, GEIM, subject to the supervision and direction of the Trust's Board of Trustees, manages the Fund's portfolio in accordance with its investment objective and stated policies, makes investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio transactions. GEIM also pays the salaries of all personnel employed by both it and the Trust and provides each Fund with investment officers who are authorized by the Board of Trustees to execute purchases and sales of securities on behalf of the Fund.

RECOMMENDATION OF TRUSTEES

Based on the considerations set forth above under "Consideration of New Advisory Contracts by Trustees", the Trustees, including the disinterested Trustees, have determined that the New Advisory Contracts are in the best interest of each Fund and its shareholders. The Trustees believe that the Funds should receive investment advisory services under the New Advisory Contracts equal to those that shareholders received under the Advisory Contracts.

If the New Advisory Contracts for the Funds are not approved by shareholders of each Fund, the Trustees would make other investment advisory arrangements which, in their judgment, would be in the best interest of each Fund and its shareholders until such time as an investment advisory agreement is approved by shareholders.

THE TRUSTEES, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST, RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS VOTE TO APPROVE THE NEW ADVISORY CONTRACTS.


                 III. TO CHANGE THE NAME OF THE TRUST TO
                      INSTITUTIONAL INVESTORS TRUST

In conjunction with the proposal to approve the New Advisory Contracts with GEIM, it is proposed that the name of the Trust be changed from FGIC Public Trust to Institutional Investors Trust. This change reflects the fact that FGIC Advisors, Inc. would no longer act as investment adviser to the Trust.

THE TRUSTEES, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST, RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE TO APPROVE THE CHANGE OF NAME FOR THE TRUST.

    IV. TO RATIFY OR REJECT THE SELECTION OF DELOITTE AND TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST

 By a unanimous vote of the current non-interested Trustees at a meeting held on July 22, 1996, the firm of Deloitte and Touche LLP has been selected as independent accountants for the Trust to sign or certify any financial statements of the Trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission or any state. Pursuant to the 1940 Act, such selection requires the ratification or rejection by shareholders at the next succeeding annual meeting of shareholders. Deloitte and Touche LLP has advised the Trust that it has no direct or material indirect ownership interest in the Trust.

The independent accountants examine annual financial statements for the Trust and the Funds and provide other audit and tax-related services. In recommending the selection of the Trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Deloitte and Touche LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

THE TRUSTEES, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST, RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE TO RATIFY THE SELECTION OF DELOITTE AND TOUCHE LLP AS INDEPENDENT AUDITORS OF THE TRUST.


                              V.  OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.


                              VI.  MISCELLANEOUS

VOTING; QUORUM
Each share of the Trust is entitled to one vote on each matter submitted to a vote of the shareholders of the Trust at the Meeting; no shares have cumulative voting rights. Shares held by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Trust: (1) if only one votes, his or her vote will bind all;
(2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the shares will be voted in accordance with the determination of a majority of such persons and any person appointed to act by a court of competent jurisdiction, or in the absence of such appointment, the vote will be cast proportionately.

Shares will be voted in accordance with the specifications made on the Proxy. If no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record held by such persons. The Trust will reimburse such persons for their reasonable expenses incurred in connection with such proxy solicitation. Votes cast by proxy or in person will be counted by persons appointed by the Trust to act as proxies for the Meeting.

Approval of Proposal II regarding the New Advisory Contracts requires the affirmative vote of (i) 67% or more of the shares of each Fund present in person at the Meeting or represented by proxy, if holders of more than 50% of the shares of each Fund outstanding on the Record Date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of each Fund on the Record Date, whichever is less.
Proposal I regarding the Election of Trustees requires the affirmative vote of a plurality of shares voted. Approval of Proposals III and IV regarding the change in name of the Trust and the ratification of the selection of the independent accountants for the Trust requires the approval of a majority of votes cast.

A quorum for the transaction of business at the Meeting is constituted with respect to a Fund by the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of the Fund entitled to vote at the Meeting. A quorum for the transaction of business at the Meeting is constituted with respect to the Trust (i.e., in connection with Proposals I, III and IV) by the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of the Trust entitled to vote at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Trust, or as the case may be, the Funds, is not present or if a quorum of the Trust's shareholders is present but sufficient votes in favor of the Proposals described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders of the Trust. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Trust's shareholders. If such adjournment is for more than 120 days after the Record Date, the Trust will give notice of the adjourned Meeting to shareholders.

In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on a Proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. If a Proposal must be approved by a percentage of "votes cast" on the Proposal, abstentions and broker non-votes will not be counted as "votes cast" on the Proposal and will have no effect on the result of the vote. If a Proposal must be approved by (i) a percentage of voting securities present at the Meeting, or (ii) a majority of the shares issued and outstanding, abstentions and broker nonvotes will be considered to be both present and issued and outstanding and, as a result, will have the effect of being counted as votes against the Proposal.

If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted FOR each Proposal submitted to a vote of the shareholders.

SOLICITATION OF PROXIES
The cost of the solicitation, including the cost of the Meeting and the cost of preparing, printing, assembling and mailing the proxy materials, is estimated to be $15,000 plus reimbursement of expenses. The cost of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Funds.

Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of ALPS Mutual Funds Services, Inc. ("ALPS") or their affiliates or other representatives of the Funds (who will not be paid for their solicitation activities). ALPS will assist in soliciting proxies, and may contact certain shareholders of the Fund by telephone. Shareholders who are contacted by ALPS may be asked to cast their vote by telephonic proxy. Such proxies will be recorded in accordance with the procedures set forth below.
ALPS believes these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected.

In all cases where a telephonic proxy is solicited, the ALPS representative will ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information solicited agrees with the information on file, the ALPS representative will explain the process, read the Proposals listed in the proxy card and ask for your instructions on each Proposal. The ALPS representative, although he or she will answer questions about the process, will not recommend to you how you should vote, other than to read the recommendations set forth in this Proxy Statement. Within 72 hours, ALPS will send you a letter or mailgram to confirm your vote and asking you to call them immediately if your instructions are not correctly reflected in the confirmation.

If you wish to participate in the Meeting and any adjournments thereof, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Proxy Statement or attend the Meeting in person. Any proxy given by you, whether in writing or by telephone, is revocable in the manner described above.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The only voting securities of the Trust are its shares of beneficial interest, par value $0.001 per share. As of the Record Date, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of each Fund.

As of the Record Date the following shareholders owned beneficially 5% or more of the shares of a Fund:

GOVERNMENT FUND
                                    AMOUNT OF                PERCENTAGE
     NAME                     BENEFICIAL OWNERSHIP              OWNED

City of Cranston                   21,444,135                   17.8%

First Union National               15,881,306                   13.2%

HealthCare FAC-SAYR
c/o Mellon Bank, N.A.               6,883,775                    5.7%

City of Hartford                   29,559,597                   24.5%

First Trust of California
as Trustee for Riverside            9,827,016                    8.2%

Treasurer, County of Riverside     10,000,000                    8.3%



TREASURY FUND

                                    AMOUNT OF                PERCENTAGE
     NAME                     BENEFICIAL OWNERSHIP              OWNED

City of Bridgeport                 16,868,873                    9.0%

City of Cranston                   10,020,043                    5.4%

First Interstate Bank
Trustee FBO Orange
County Transportation
Authority                          17,911,592                    9.6%

Johnson County, KS                  9,548,127                    5.1%

Metropolitan District              10,496,151                    5.6%

Riverside County Transportation
Commission                         10,326,782                    5.5%


NEXT MEETING OF SHAREHOLDERS
     The Trust is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. The next meeting of the shareholders of the Trust will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time prior to the meeting, as determined by the Board of Trustees, to be included in a Fund's proxy statement and form of proxy relating to such meeting, and must satisfy all other legal requirements.


PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                      EXHIBIT A

                        INVESTMENT ADVISORY AGREEMEENT

                               FGIC PUBLIC TRUST

                       U.S. TREASURY MONEY MARKET FUND

Agreement made as of                   , 1997 between GE INVESTMENT MANAGEMENT
INCORPORATED ("GEIM") and FGIC PUBLIC TRUST (the "Trust") on behalf of the U.S. Treasury Money Market Fund, a series of the Trust (the "Fund").


                                  WITNESSETH:
                                  -----------

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, GEIM is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Trust wishes to retain GEIM to serve as investment adviser to the Fund and GEIM agrees to provide such services, in the manner and on the terms set forth herein.

NOW, THERFFORE, the parties hereto agree as follows:

     SECTION 1. SERVICES AS INVESTMENT ADVISER.

     (a) The Trust hereby appoints GEIM as investment adviser with respect to the Fund's assets for the period and on the terms set forth in this agreement. GEIM accepts this appointment and hereby agrees to render the services herein set forth for the compensation herein provided.

     (b) The Trust anticipates that the Fund will employ its capital by investing and reinvesting in investments of the types specified in the Trust's Registration Statement on Form N-1A, as amended from time to time (the "Registration Statement"), and in the manner and to the extent approved by the Board of Trustees of the Trust. Copies of the Registration Statement have been submitted to GEIM.

     (c) Subject to the supervision and direction of the Trust's Board of Trustees, GEIM, as the Fund's investment adviser, will manage the Fund's assets in accordance with the investment objective and policies of the Fund as stated in the Registration Statement, will make investment decisions for the Fund and will place purchase and sale orders for the Fund's portfolio transactions.

     (d) GEIM will, at its own expense, maintain sufficient staff, and employ or retain sufficient personnel and consult with any other persons that it determines may be necessary or useful the performance of its obligations under this agreement.


     (e) GEIM will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information GEIM believes is appropriate for this purpose.

     (f) GEIM shall provide (or arrange for its affiliates to provide) administrative assistance which shall include compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Trust's officers and Trustees. GEIM shall also provide to the Trust and the Fund information relating to portfolio composition, credit conditions and average maturity of the portfolio of the Fund. GEIM shall furnish periodic reports on the investment performance of the Fund to the Trustees of the Trust. GEIM generally shall monitor the Trust's and the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. GEIM shall make reports to the Trustees of the performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust and the Fund as it shall determine to be desirable.

     SECTION 2. SELECTION OF INVESTMENTS ON BEHALF OF THE FUND.

    Unless otherwise set forth in the Registration Statement or directed by the Trust, GEIM will, in selecting brokers or dealers to effect transactions on behalf of the Fund select the best overall terms available. In so doing, GEIM may consider the breadth of the market on the investment, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. GEIM may also consider brokerage and research services provided to the Fund and or other accounts over which GEIM or its affiliates exercise investment discretion. The Trust recognizes the desirability of GEIM's having access to supplemental investment and market research and security and economic analyses provided by brokers and that those brokers may execute brokerage transactions at a higher cost to the Fund than would be the case if the transactions were executed on the basis of the most favorable price and efficient execution. The Trust, thus, authorizes GEIM, to the extent permitted by applicable law and regulations, to pay higher brokerage commissions for the purchase and sale of securities for the Fund to brokers who provide supplemental investment and market research and security and economic analyses, subject to GEIM's determining in good faith that such commissions are reasonable in terms either of the particular transaction or of the overall responsibility of GEIM to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Fund understands that the services provided by those brokers may be useful to GEIM in connection with its services to other clients. In no instance will portfolio securities be purchased from or sold to GEIM, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Subject to Section 5 hereof, whenever GEIM simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by GEIM, the orders will be allocated as to price and amount among all such accounts in a manner reasonably believed to be equitable by GEIM over time to each account.

     SECTION 3.  COSTS AND EXPENSES

     GEIM will bear the cost of rendering the services it is obligated to provide under this Agreement and will, at its own expense, pay the salaries of all officers and employees who are employed by both it and the Trust. GEIM will provide the Fund with investment officers who are authorized by the Trust's Board of Trustees to execute purchases and sales of securities on behalf of the Fund and will employ a professional staff of portfolio managers who draw upon a variety of sources for research information for the Fund.

     SECTION 4.  COMPENSATION

     In consideration of services rendered pursuant to this Agreement, the Trust will pay GEIM at the beginning of each calendar month a fee for the previous month that is accrued daily at the maximum annual rate of 0.15% of the average daily net assets of the Portfolio, subject to the following schedule of waivers:

     PORTION OF AVERAGE DAILY           ADVISORY FEE RATE
     NET ASSETS OF THE FUND

     Not exceeding $500 million         0.05%
     In excess of $500 million but
        not exceeding $1 billion        0.075%
     In excess of $1 billion but
        not exceeding $1.5 billion      0.10%
     In excess of $1.5 billion          0.15%

     For the purpose of determining fees payable to GEIM under this Agreement, the value of the Portfolio's net assets will be computed in the manner described in the Registration Statement.

     SECTION 5. SERVICES TO OTHER COMPANIES OR ACCOUNTS.

     (a) The Trust understands and acknowledges, that GEIM now acts and will continue to act as investment manager or adviser to various fiduciary or other managed accounts ("Other Accounts") and the Trust has no objection to GEIM's so acting, so long as that when the Fund and any Other Account served by GEIM are prepared to invest in, or desire to dispose of the same day, available investments or opportunities for sales will be allocated in a manner reasonably believed by GEIM to be equitable to the Fund and the Other Account. In addition, the Trust understands and acknowledges that GEIM may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for the Other Accounts so long as the securities purchased or sold, as well as the expenses incurred in the transaction, are allocated in a manner reasonably believed by GEIM to be equitable to the Fund and the Other Accounts. The Trust recognizes that, in some cases, these procedures may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

     (b) The Trust understands and acknowledges that the persons employed by GEIM to assist in the performance of its duties under this Agreement will not devote their full time to that service and agrees that nothing contained in this Agreement will be deemed to limit or restrict the right of GEIM or any affiliate of GEIM to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     SECTION 6.    CONTINUANCE AND TERMINATION OF THE AGREEMENT.

     (a) This Agreement will become effective as of _____________________ and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Board of Trustees of the Trust or (b) by a vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

     (b) This Agreement is terminable without penalty, by the Trust on not more than 60 nor less than 30 days' written notice to GEIM, by vote of holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, or by GEIM on riot more than 60 nor less than 30 days' notice to the Trust.

     (c) This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act or in rules adopted under the 1940 Act).

     SECTION 7. LIMITATION OF LIABILITY

     (a) GEIM will exercise its best judgment in rendering the services described in this Agreement, except that GEIM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, other than a loss resulting from willful misfeasance, bad faith or gross negligence on the part of GEIM in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of GEIM, who may be or become an officer, trustee, employee or agent of the Trust, will be deemed, when rendering services to the Trust or acting on any business of the Trust, to be rendering services to, or acting solely for, the Trust and not as an officer, director, employee or agent, or one under the control or direction of, GEIM even though paid by GEIM.


     SECTION 8. GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act of 1940, as amended. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.


     SECTION 9. MISCELLANEOUS.

     The Trust recognizes that directors, officers and employees of GEIM and its affiliates may from time to time serve as directors, trustees, officers and employees of corporations, partnerships, group trusts and business trusts (including other investment companies) and that such other entities may include the initials "GE" or the words "General Electric" as part of their name, and that GEIM or its affiliates may enter into distribution, investment advisory or other agreements with such other corporations and trusts. If GEIM ceases to act as the investment adviser to the Fund, the Trust agrees that, at GEIM's request, any license granted to the Trust for the use of the initials "GE" will terminate and that the Trust will cease and discontinue completely further use of such initials.

IN WITNESS WHFREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.



                                       FGIC PUBLIC TRUST



                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:


Accepted:


GE INVESTMENT MANAGEMENT INCORPORATED


By:
    ------------------------------
Name:   Michael J. Cosgrove
Title:  Executive Vice President

                                                                     EXHIBIT B

                       INVESTMENT ADVISORY AGREEMEENT

                             FGIC PUBLIC TRUST

                      U.S. GOVERNMENT MONEY MARKET FUND

Agreement made as of                   , 1997 between GE INVESMENT MANAGEMENT
INCORPORATED ("GEIM") and FGIC PUBLIC TRUST (the "Trust") on behalf of the U.S. Government Money Market Fund, a series of the Trust (the "Fund").


                                  WITNESSETH:

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, GEIM is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Trust wishes to retain GEIM to serve as investment adviser to the Fund and GEIM agrees to provide such services, in the manner and on the terms set forth herein.

NOW, THERFFORE, the parties hereto agree as follows:

     SECTION 1. SERVICES AS INVESTMENT ADVISER.

     (a) The Trust hereby appoints GEIM as investment adviser with respect to the Fund's assets for the period and on the terms set forth in this agreement. GEIM accepts this appointment and hereby agrees to render the services herein set forth for the compensation herein provided.

     (b) The Trust anticipates that the Fund will employ its capital by investing and reinvesting in investments of the types specified in the Trust's Registration Statement on Form N-1A, as amended from time to time (the "Registration Statement"), and in the manner and to the extent approved by the Board of Trustees of the Trust. Copies of the Registration Statement have been submitted to GEIM.

     (c) Subject to the supervision and direction of the Trust's Board of Trustees, GEIM, as the Fund's investment adviser, will manage the Fund's assets in accordance with the investment objective and policies of the Fund as stated in the Registration Statement, will make investment decisions for the Fund and will place purchase and sale orders for the Fund's portfolio transactions.

     (d) GEIM will, at its own expense, maintain sufficient staff, and employ or retain sufficient personnel and consult with any other persons that it determines may be necessary or useful the performance of its obligations under this agreement.

     (e) GEIM will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information GEIM believes is appropriate for this purpose.

     (f) GEIM shall provide (or arrange for its affiliates to provide) administrative assistance which shall include compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Trust's officers and Trustees. GEIM shall also provide to the Trust and the Fund information relating to portfolio composition, credit conditions and average maturity of the portfolio of the Fund. GEIM shall furnish periodic reports on the investment performance of the Fund to the Trustees of the Trust. GEIM generally shall monitor the Trust's and the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. GEIM shall make reports to the Trustees of the performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust and the Fund as it shall determine to be desirable.

     SECTION 2. SELECTION OF INVESTMENTS ON BEHALF OF THE FUND.

    Unless otherwise set forth in the Registration Statement or directed by the Trust, GEIM will, in selecting brokers or dealers to effect transactions on behalf of the Fund select the best overall terms available. In so doing, GEIM may consider the breadth of the market on the investment, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. GEIM may also consider brokerage and research services provided to the Fund and or other accounts over which GEIM or its affiliates exercise investment discretion. The Trust recognizes the desirability of GEIM's having access to supplemental investment and market research and security and economic analyses provided by brokers and that those brokers may execute brokerage transactions at a higher cost to the Fund than would be the case if the transactions were executed on the basis of the most favorable price and efficient execution. The Trust, thus, authorizes GEIM, to the extent permitted by applicable law and regulations, to pay higher brokerage commissions for the purchase and sale of securities for the Fund to brokers who provide supplemental investment and market research and security and economic analyses, subject to GEIM's determining in good faith that such commissions are reasonable in terms either of the particular transaction or of the overall responsibility of GEIM to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Fund understands that the services provided by those brokers may be useful to GEIM in connection with its services to other clients. In no instance will portfolio securities be purchased from or sold to GEIM, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Subject to Section 5 hereof, whenever GEIM simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by GEIM, the orders will be allocated as to price and amount among all such accounts in a manner reasonably believed to be equitable by GEIM over time to each account.

     SECTION 3.  COSTS AND EXPENSES

     GEIM will bear the cost of rendering the services it is obligated to provide under this Agreement and will, at its own expense, pay the salaries of all officers and employees who are employed by both it and the Trust. GEIM will provide the Fund with investment officers who are authorized by the Trust's Board of Trustees to execute purchases and sales of securities on behalf of the Fund and will employ a professional staff of portfolio managers who draw upon a variety of sources for research information for the Fund.


     SECTION 4.  COMPENSATION

     In consideration of services rendered pursuant to this Agreement, the Trust will pay GEIM at the beginning of each calendar month a fee for the previous month that is accrued daily at the maximum annual rate of 0.15% of the average daily net assets of the Portfolio, subject to the following schedule of waivers:

     PORTION OF AVERAGE DAILY           ADVISORY FEE RATE
     NET ASSETS OF THE FUND

     Not exceeding $500 million         0.04%
     In excess of $500 million but
        not exceeding $1 billion        0.06%
     In excess of $1 billion            0.08%

     For the purpose of determining fees payable to GEIM under this Agreement, the value of the Portfolio's net assets will be computed in the manner described in the Registration Statement.

     SECTION 5.  SERVICES TO OTHER COMPANIES OR ACCOUNTS.

     (a) The Trust understands and acknowledges, that GEIM now acts and will continue to act as investment manager or adviser to various fiduciary or other managed accounts ("Other Accounts") and the Trust has no objection to GEIM's so acting, so long as that when the Fund and any Other Account served by GEIM are prepared to invest in, or desire to dispose of the same day, available investments or opportunities for sales will be allocated in a manner reasonably believed by GEIM to be equitable to the Fund and the Other Account. In addition, the Trust understands and acknowledges that GEIM may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for the Other Accounts so long as the securities purchased or sold, as well as the expenses incurred in the transaction, are allocated in a manner reasonably believed by GEIM to be equitable to the Fund and the Other Accounts. The Trust recognizes that, in some cases, these procedures may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

     (b) The Trust understands and acknowledges that the persons employed by GEIM to assist in the performance of its duties under this Agreement will not devote their full time to that service and agrees that nothing contained in this Agreement will be deemed to limit or restrict the right of GEIM or any affiliate of GEIM to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     SECTION 6.  CONTINUANCE AND TERMINATION OF THE AGREEMENT.

     (a) This Agreement will become effective as of _____________________ and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Board of Trustees of the Trust or (b) by a vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

     (b) This Agreement is terminable without penalty, by the Trust on not more than 60 nor less than 30 days' written notice to GEIM, by vote of holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, or by GEIM on riot more than 60 nor less than 30 days' notice to the Trust.

     (c) This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act or in rules adopted under the 1940 Act).

     SECTION 7.  LIMITATION OF LIABILITY

     (a) GEIM will exercise its best judgment in rendering the services described in this Agreement, except that GEIM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, other than a loss resulting from willful misfeasance, bad faith or gross negligence on the part of GEIM in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of GEIM, who may be or become an officer, trustee, employee or agent of the Trust, will be deemed, when rendering services to the Trust or acting on any business of the Trust, to be rendering services to, or acting solely for, the Trust and not as an officer, director, employee or agent, or one under the control or direction of, GEIM even though paid by GEIM.


     SECTION 8.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act of 1940, as amended. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.



     SECTION 9.  MISCELLANEOUS.

     The Trust recognizes that directors, officers and employees of GEIM and its affiliates may from time to time serve as directors, trustees, officers and employees of corporations, partnerships, group trusts and business trusts (including other investment companies) and that such other entities may include the initials "GE" or the words "General Electric" as part of their name, and that GEIM or its affiliates may enter into distribution, investment advisory or other agreements with such other corporations and trusts. If GEIM ceases to act as the investment adviser to the Fund, the Trust agrees that, at GEIM's request, any license granted to the Trust for the use of the initials "GE" will terminate and that the Trust will cease and discontinue completely further use of such initials.

IN WITNESS WHFREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.



                                       FGIC PUBLIC TRUST



                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:

Accepted:


GE INVESTMENT MANAGEMENT INCORPORATED


By:
    ------------------------------
Name:   Michael J. Cosgrove
Title:  Executive Vice President

                             FGIC PUBLIC TRUST
                                   PROXY
              SPECIAL MEETING OF SHAREHOLDERS -- March 21, 1997
------------------------------------------------------------------------------

         The undersigned appoints Jeremy May and James V. Hyatt and each of them, attorneys and proxies of the undersigned, with power of substitution, to vote all shares of FGIC PUBLIC TRUST U.S. TREASURY MONEY MARKET FUND AND U.S. GOVERNMENT MONEY MARKET FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Friday, March 21, 1997 at 3:00 p.m., Eastern time, and at any adjournment thereof.

             THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.


Proposal 1: Election of four (4) Trustees to the  Board of Trustees:

               W. Robert Alexander                      FOR   AGAINST   ABSTAIN

               Mary K. Anstine                          FOR   AGAINST   ABSTAIN

               Edwin B. Crowder                         FOR   AGAINST   ABSTAIN

               John R. Moran, Jr.                       FOR   AGAINST   ABSTAIN

Proposal 2: Approval of investment advisory agreement   FOR   AGAINST   ABSTAIN
            with GE Investment Management Incorporated with respect to the U.S. Treasury Money
            Market Fund

            Approval of investment advisory agreement   FOR   AGAINST   ABSTAIN
            with GE Investment Management Incorporated with respect to the U.S. Government Money
            Market Fund

Proposal 3: Approval to change the name of the Trust    FOR   AGAINST   ABSTAIN
            to Institutional Investors Trust

Proposal 4: Ratification of selection of Deloitte       FOR   AGAINST   ABSTAIN
            and Touche LLP as independent accountants of the Trust


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. WHEN PROPERLY EXECUTED, IT SHALL BE VOTED IN THE MANNER SPECIFIED. IF NO SPECIFICATION IS

MADE, IT SHALL BE VOTED FOR EACH OF THE PROPOSALS INDICATED ABOVE.

Please Complete, Sign and Date on Reverse Side and Mail in Accompanying Postpaid Envelope.

NOTE: This instrument must be signed by          -----------------------------
the registered holder(s).  When signing          Date
as attorney, administrator, trustee or
guardian, please give your title as such.        -----------------------------
                                                 Signature(s)